Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED AUGUST 13, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019, AS SUPPLEMENTED

SSGA EMERGING MARKETS ENHANCED INDEX PORTFOLIO

The following changes are made to the Prospectus of SSGA Emerging Markets Enhanced Index Portfolio, a series of Brighthouse Funds Trust I:

In the Portfolio Summary, the section entitled “Principal Investment Strategies” is revised to add the following disclosure as the penultimate paragraph of that section:

In addition, the Portfolio may pursue its investment objective and principal investment strategies by investing in exchange-traded funds, other investment companies and depositary receipts. The Portfolio may do so when such exposures represent an efficient way to gain a desired investment exposure, when investing directly in a market or country may be impractical, or for other investment purposes.

In the Portfolio Summary, the section entitled “Principal Risks” is revised to add the following disclosure as the last paragraph of that section:

Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

The section entitled “Principal Risks of Investing in the Portfolio” is revised to add the following disclosure to the end of that section:

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies and exchange-traded funds, or ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities depending on a variety of factors, including market supply and demand.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE